UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-2

Axar Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Axar Acquisition Corp.

1330 Avenue of the Americas, Sixth Floor

New York, New York 10019

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on __________, 2016

Dear Stockholders of Axar Acquisition Corp.:

The 2016 annual meeting of stockholders (the “Annual Meeting”) of Axar Acquisition Corp., a Delaware corporation (the “Company”), will be held on __________, 2016, at _____ a.m., local time, at the offices of Winston & Strawn LLP, 200 Park Avenue, New York, New York 10166 for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect David Gong and P. Sue Perrotty as Class II directors to serve until the 2019 annual meeting of stockholders and until his or her successor has been duly elected and qualified;

2.	To ratify the appointment of WithumSmith+Brown as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2016;

3.	To approve an amendment to the Company’s amended and restated certificate of incorporation to decrease the number of authorized shares of the Company’s common stock from 400,000,000 to 19,000,000 shares; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR, “FOR” THE RATIFICATION OF WITHUMSMITH+BROWN TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY’S FISCAL YEAR ENDING DECEMBER 31, 2016, AND “FOR” THE AMENDMENT TO DECREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK.

The Company’s board of directors has fixed the close of business on November 25, 2016 as the record date for the Annual Meeting. Only stockholders of record on November 25, 2016 are entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

YOUR VOTE IS IMPORTANT. You are requested to carefully read the proxy statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

Sincerely,

Andrew Axelrod
Chief Executive Officer and Director

This proxy statement is dated __________, 2016.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board of Directors to authorize a proxy to vote your shares electronically via the Internet, by telephone or by completing and returning the proxy card if you requested paper copies of the Company’s proxy materials. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote in person at the Annual Meeting.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors unless you direct the nominee holder how to vote by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on __________, 2016: This notice of meeting and the accompanying proxy statement are available at www.__________.com.

Axar Acquisition Corp.

1330 Avenue of the Americas, Sixth Floor

New York, New York 10019

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON __________, 2016

To the Stockholders of Axar Acquisition Corp.:

NOTICE IS HEREBY GIVEN that the 2016 annual meeting of stockholders (the “Annual Meeting”) of Axar Acquisition Corp., a Delaware corporation (the “Company”), will be held on __________, 2016 at _____ a.m. (local time), at the offices of Winston & Strawn LLP, located at 200 Park Avenue, New York, New York 10166 to consider and vote upon the following proposals:

1.	To elect David Gong and P. Sue Perrotty as Class II directors to serve until the 2019 annual meeting of stockholders and until his or her successor has been duly elected and qualified;

2.	To ratify the appointment of WithumSmith+Brown as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2016;

3.	To approve an amendment to the Company’s amended and restated certificate of incorporation to decrease the number of authorized shares of the Company’s common stock from 400,000,000 to 19,000,000 shares; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only stockholders of record of the Company as of the close of business on November 25, 2016 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote.

Your vote is important. Proxy voting permits stockholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by following the instructions contained on your proxy card and included in the accompanying proxy statement. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions included in this proxy statement.

Even if you plan to attend the Annual Meeting in person, it is strongly recommended that you authorize a proxy to vote your shares electronically via the Internet, by telephone or by completing and returning the proxy card if you requested paper copies of the Company’s proxy materials before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

By Order of the Board of Directors,

Lionel Benichou
Chief Financial Officer, Treasurer and Secretary

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AXAR ACQUISITION CORP.

PROXY STATEMENT

FOR 2016 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on __________, 2016 at _____ a.m. (local time)

This proxy statement is furnished in connection with the solicitation of proxies by our board of directors for use at the 2016 annual meeting of stockholders of Axar Acquisition Corp., a Delaware corporation (the “Company”), and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on __________, 2016 at _____ a.m. (local time), at the offices of Winston & Strawn LLP, located at 200 Park Avenue, New York, New York 10166. This proxy statement and the enclosed proxy card and our 2015 annual report to stockholders will be first mailed to stockholders of record on or about __________, 2016.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.

What matters am I voting on?

You are being asked to vote on the following proposals:

•	To elect David Gong and P. Sue Perrotty as Class II directors to serve until the 2019 annual meeting of stockholders and until his or her successor has been duly elected and qualified;

•	To ratify the appointment of WithumSmith+Brown as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2016;

•	To approve an amendment to the Company’s amended and restated certificate of incorporation to decrease the number of authorized shares of the Company’s common stock from 400,000,000 to 19,000,000 shares; and

•	any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

How does the board of directors recommend that I vote on these proposals?

Our board of directors recommends a vote:

•	“FOR” the election of David Gong and P. Sue Perrotty as Class II directors;

•	“FOR” the ratification of the appointment of WithumSmith+Brown as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2016;

•	“FOR” the amendment to our amended and restated certificate of incorporation to decrease the number of authorized shares of the Company’s common stock from 400,000,000 to 19,000,000 shares.

Who is entitled to vote?

Holders of our common stock as of the close of business on November 25, 2016, the record date, may vote at the Annual Meeting. As of the record date, there were __________ shares of our common stock outstanding. In deciding all matters at the Annual Meeting, each stockholder will be entitled to one vote for each share of our common stock held by them on the record date. We do not have cumulative voting rights for the election of directors.

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals designated as proxies by our board of directors or to vote in person at the Annual Meeting.

Street Name Stockholders. If shares of our common stock are held on your behalf in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

How do I authorize a proxy to vote my shares?

If you requested a paper copy of our proxy materials, follow the instructions printed on the paper proxy card to authorize a proxy to vote via the Internet, by telephone or by completing and returning the paper proxy card. If your shares are held in a stock brokerage account or by a bank or other holder of record, you must instruct your broker, bank or other holder of record how to vote your shares by following their instructions for voting. The individuals named and designated as proxies will vote your shares as you instruct. You have the following choices in voting electronically, by telephone or by paper proxy card:

You may authorize a proxy to vote your shares on each proposal, in which case your shares will be voted in accordance with your choices.

•	Proposal No. 1: You can either authorize a proxy to vote “FOR” the director nominees or withhold your vote on the director nominees.

•	Proposal No. 2: You may authorize a proxy to vote “FOR”, “AGAINST” or “ABSTAIN” on the proposal to ratify the appointment of WithumSmith+ Brown as our independent auditors for the Company’s fiscal year ending December 31, 2016.

•	Proposal No. 3: You may authorize a proxy to vote “FOR”, “AGAINST” or “ABSTAIN” on the proposal to amend our amended and restated certificate of incorporation to decrease the number of authorized shares of common stock from 400,000,000 to 19,000,000 shares.

If you submit a signed proxy without indicating your vote on any matter, the designated proxies will vote to elect David Gong and P. Sue Perrotty as Class II directors, approve the ratification of the appointment of WithumSmith+Brown as our independent auditors for the Company’s fiscal year ending December 31, 2016, and approve the amendment to our amended and restated certificate of incorporation to decrease the number of authorized shares of common stock from 400,000,000 to 19,000,000 shares.

If I am a street name stockholder, how do I vote?

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The proxy materials, if you elected to receive a hard copy, has been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting.

How many votes are needed for approval of each proposal?

•	Proposal No. 1: The election of directors requires a plurality vote of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the nominees who receive the largest number of votes cast “for” are elected as directors. As a result, any shares not voted “for” a particular nominee (whether as a result of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “for” or “withhold” on each of the nominees for election as a director.

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•	Proposal No. 2: The ratification of the appointment of WithumSmith+ Brown requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. Abstentions are considered votes present and entitled to vote on this proposal and, thus, will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of this proposal.

•	Proposal No. 3: Decreasing the number of authorized shares of common stock requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. Abstentions are considered votes present and entitled to vote on this proposal and, thus, will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of this proposal.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting for the Annual Meeting to be properly held under our bylaws and Delaware law. The presence, in person or by proxy, of the holders of shares of outstanding common stock of the Company representing a majority of the voting power of all outstanding shares of common stock of the Company entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions, withhold votes and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may change your vote by voting again via the Internet or by telephone at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on __________, 2016, signing and returning a new proxy card or vote instruction form with a later date or by attending the Annual Meeting and voting in person if you are a stockholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary at 1330 Avenue of the Americas, Sixth Floor, New York, New York, 10019, a written notice of revocation prior to the Annual Meeting.

Please note, however, that if you are a street name stockholder, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If you are a street name stockholder, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. Lionel Benichou has been designated as a proxy by our board of directors. When proxies are properly returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors as described above. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.

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How are proxies solicited for the Annual Meeting?

Our board of directors is soliciting proxies for use at the Annual Meeting. All costs associated with this solicitation will be borne directly by Axar Acquisition Corp. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker or other nominee holds shares of our common stock on your behalf.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

Brokerage firms and other intermediaries holding shares of our common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of WithumSmith+Brown. Your broker will not have discretion to vote on the election of directors or the authorization of a reduction in the number of authorized shares, which are “non-routine” matters, absent direction from you.

How do the Company insiders intend to vote their shares at the Annual Meeting?

All of the Company’s directors, executive officers and their respective affiliates as well as the current sponsor are expected to vote any shares of common stock over which they have voting control (including any public shares owned by them) in favor of the proposals. On the record date, these stockholders beneficially owned and were entitled to vote 7,980,000 shares of the Company’s common stock, representing approximately 93.8% of the Company’s issued and outstanding common stock, which is sufficient to approve all the proposals to be submitted for stockholder vote at the Annual Meeting. As such, all the proposals are expected to be approved at the Annual Meeting

Where will I be able to find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to this Current Report on Form 8-K as soon as they become available.

I share an address with another stockholder, and we received only one copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we may deliver a single copy of our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Upon written or oral request, we will deliver promptly a separate copy of our proxy materials to any stockholder at a shared address to which we delivered a single copy of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of our proxy materials, such stockholder may contact us at the following address or phone number:

Axar Acquisition Corp.

Attention: Secretary

1330 Avenue of the Americas, Sixth Floor

New York, New York 10019

Phone: (212) 356-6130

Stockholders who beneficially own shares of our common stock held in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

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Are there any appraisal or similar rights for dissenting stockholders?

Neither Delaware law nor our amended and restated certificate of incorporation provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2017 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than __________. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

Axar Acquisition Corp.

Attention: Secretary

1330 Avenue of the Americas, Sixth Floor

New York, New York 10019

Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is either (i) specified in the Company’s notice of meeting (or any supplement thereto) given by or at the direction of our Board of Directors, (ii) otherwise properly brought before the annual meeting by or at the direction of our Board of Directors or (iii) otherwise properly brought before the annual meeting by any stockholder of the Company (x) who is a stockholder of record on the date of the giving of the notice provided for in our bylaws and on the record date for the determination of stockholders entitled to vote at such annual meeting and (y) who complies with the notice procedures set forth in our bylaws. To be timely for our 2017 annual meeting of stockholders, our Secretary must receive the written notice at our principal executive offices:

•	not earlier than the opening of business on __________; and

•	not later than the close of business on __________.

In the event that we hold our 2017 annual meeting of stockholders more than 30 days before or more than 70 days after the one-year anniversary of the Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before such annual meeting and no later than the close of business on the later of the following two dates:

•	the close of business on the 90th day prior to such annual meeting; or

•	the close of business on the 10th day following the day on which public announcement of the date of such annual meeting is first made by the Company.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

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Nomination of Director Candidates

You may propose director candidates for consideration by our Board of Directors. Any such recommendations should include the nominee’s name, age, business address, residence address, principal occupation or employment, the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by the nominee and any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and should be directed to our Secretary at the address set forth above.

In addition, the stockholder must give timely notice to our Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.

Availability of Bylaws

You may contact our Secretary at our principal executive offices for a copy of our bylaws.

Will you incur expenses in soliciting proxies?

We are soliciting the proxy on behalf of the Board of Directors, and we will pay all costs of preparing, assembling and mailing the proxy materials. We have retained Morrow & Co., LLC (“Morrow”) to aid in the solicitation of proxies. Morrow will receive a fee of approximately $3,500, plus reasonable out-of-pocket expenses. In addition, our directors and executive officers may solicit proxies by telephone or fax, without receiving any additional compensation for their services. We will request banks, brokers, custodians, nominees, fiduciaries and other record holders to forward copies of the proxy materials to people on whose behalf they hold shares, and the proxy materials, if such people elected to receive a hard copy, and to request authority for the exercise of proxies by the record holders on behalf of those people. In compliance with the regulations of the SEC, we will reimburse such persons for reasonable expenses incurred by them in forwarding proxy materials to the beneficial owners of shares of our common stock.

As the date of the Annual Meeting approaches, certain stockholders whose votes have not yet been received may receive a telephone call from a representative of Morrow. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. Our Board of Directors believes that these procedures are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

In most cases where a telephonic proxy is solicited, the Morrow representative is required to ask for each stockholder’s full name and address, or the zip code or control number, and to confirm that the stockholder has received the proxy materials. If the stockholder is a corporation or other entity, the Morrow representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Morrow, then the Morrow representative has the responsibility to explain the process, read the proposal listed on the proxy card and ask for the stockholder’s instructions on the proposal. Although the Morrow representative is permitted to answer questions about the process, he or she is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in this proxy statement. Morrow will record the stockholder’s instructions on the card. Within 72 hours, the stockholder will be sent a letter to confirm his or her vote and asking the stockholder to call Morrow immediately if his or her instructions are not correctly reflected in the confirmation.

BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Our business affairs are managed under the direction of our board of directors, which is currently composed of four members. Three of our directors are independent within the meaning of the listing standards of The NASDAQ Stock Market LLC, or NASDAQ. Our board of directors is divided into three staggered classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring.

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The following table sets forth the names, ages and certain other information for each of the directors with terms expiring at the annual meeting (who are also nominees for election as a director at the annual meeting), for each of the continuing members of our board of directors and for each of our executive officers:

Directors with Terms expiring at the Annual Meeting/Nominees	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated

David Gong(1)(2)	II	67	Independent Director	2014	2016	2019

P. Sue Perrotty(1)(2)	II	63	Independent Director	2014	2016	2019

Continuing Directors

Andrew Axelrod	III	34	Chief Executive Officer and Director	2014	2017	—

Dr. Robert J. Froehlich(1)(2)	I	63	Independent Director	2014	2018	—

Executive Officers (not listed above)

Lionel Benichou	N/A	41	Chief Financial Officer, Secretary and Treasurer	N/A	N/A	N/A

Yoav Wiegenfeld	N/A	44	Chief Acquisitions Officer	N/A	N/A	N/A

(1)	Member of our compensation committee

(2)	Member of our audit committee

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Nominees for Director

David Gong was appointed as an independent director of the Company in October 2014. Mr. Gong has served as an independent director of American Realty Capital New York City REIT II, Inc. (“ARC NYCR II”) since February 2015. Mr. Gong served as an independent director of American Realty Capital Trust III, Inc. (“ARCT III”) from January 2011 until the close of its merger with VEREIT, Inc., formerly known as American Realty Capital Properties, Inc. (“ARCP”) in February 2013, as an independent director of HTI from March 2013 until February 2015 and as an independent director of ARCP from July 2011 until October 2012. Mr. Gong has also served as the lead independent director of American Finance Trust, Inc. (“AFIN”) since January 2013 and as independent director of American Realty Capital — Retail Centers of America, Inc. (“ARC RCA”) since February 2011. Mr. Gong has over 25 years of experience in global asset management. Mr. Gong joined the Stanley-Laman Group as a senior portfolio manager in May 2011 and has served as a director of Helios Capital LLC’s Helios Strategic Fund since its inception in January 2005. From August 2004 to February 2005, Mr. Gong served as a consultant to American Financial Realty Trust (“AFRT”). During such time, he sourced and structured, from a tax and legal perspective, potential bank branch acquisitions in Asia. From August 2002 to July 2004, Mr. Gong served as the managing director of Ankar Capital Management, a New York based investment advisory firm. While at Ankar, Mr. Gong managed the firm’s private equity group in the Singapore office. From February 1990 to January 2001, Mr. Gong served as a senior partner and international portfolio manager at Ardsley Partners, also a New York based investment advisory firm, where he managed several emerging market hedge funds, including the Ardsley Pacific Fund. From September 1981 to January 1990, Mr. Gong served as an equity portfolio manager at T. Rowe Price where he also assisted in the establishment of the firm’s Hong Kong office. He previously served as a director of Alliance Capital Management, LLC’s Turkish Growth Fund from October 1993 to December 2000 and India Liberalization Fund from December 1993 to December 2003. Mr. Gong received a B.A. from the University of California, Berkeley, a J.D. from the University of California, Davis where he earned Order of the Coif honors and an M.B.A. from Stanford University’s Graduate School of Business. We believe that Mr. Gong’s current experience as an independent director of ARC NYCR II, ARC RCA and AFIN, his prior experience as an independent director of HTI and ARCT III, his extensive experience in global asset management, his experience in sourcing and structuring potential bank branch acquisitions in Asia for AFRT, and his educational background, make him well qualified to serve as a member of our board of directors.

Portia Sue Perrotty was appointed as an independent director of the Company in October 2014. Ms. Perrotty has served as an independent director of American Realty Capital Healthcare Trust III, Inc. (“ARC HT III”) since August 2014 and has also served as an independent director and non-executive chair of Global Net Lease, Inc., (“GNL”) since March 2015. Ms. Perrotty has also served as an independent director of New York REIT, Inc. (“NYRT”) since September 2014. Ms. Perrotty served as an independent director of American Realty Capital Hospitality Trust, Inc. (“ARC HOST”) from September 2013 until September 2014, as an independent director of American Realty Capital Healthcare Trust, Inc. (“ARC HT”) from November 2013 until January 2015 when ARC HT closed its merger with Ventas, Inc., and as an independent director of ARC DNAV from August 2013 until August 2014. Ms. Perrotty has served as president and chief executive officer of AFM Financial Services in Cranford, New Jersey since April 2011. Ms. Perrotty also has been an investor and advisor to several small businesses and entrepreneurs in varying stages of development since August 2008. Ms. Perrotty served in the administration of Governor Edward G. Rendell as chief of staff to First Lady, Judge Marjorie Rendell from November 2002 through August 2008. Ms. Perrotty held the position of executive vice president and head of Global Operations for First Union Corp. as a member of the Office of the Chairman from January 2001 to January 2002. Prior to that time, Ms. Perrotty was Banking Group head for the Pennsylvania and Delaware Banking Operations of First Union from November 1998 until January 2001. Ms. Perrotty joined First Union through the merger with Corestates Bank where she served as executive vice president and head of IT and Operations from April 1996 until November 1998. Ms. Perrotty also served as senior executive vice president and head of all Consumer Businesses including Retail Banking, Mortgage Banking, Product Development and Marketing as well as strategic customer information and delivery system development. Ms. Perrotty was a member of the chairman’s staff in each of the companies she served. Ms. Perrotty serves on several boards including the Board of Trustees of Albright College, where she is currently chair of the Finance Committee and member of the Investment and Property sub committees. Ms. Perrotty also serves as vice chair of the Berks County Community Foundation, and as development chair for the Girl Scouts of Eastern PA Board. Ms. Perrotty has received several awards for community leadership and professional accomplishments including the PA 50 Best Women in Business, the Franciscan Award from Alvernia University, the Albright College Distinguished Alumni Award, the Women of Distinction Award from the March of Dimes, Taking the Lead Award from the Girl Scouts of Eastern PA and the 2006 Champion of Youth Award from Olivet Boys & Girls Club. Ms. Perrotty is a graduate of Albright College with a Bachelor of Science degree in Economics and was also awarded an Honorary Doctor of Laws degree from Albright College in 2010. We believe that Ms. Perrotty’s current and prior experience as an independent director of ARC HT III, GNL, NYRT, ARC HOST, ARC HT and ARC DNAV, her prior business experience and her leadership qualities make her well-qualified to serve on our board of directors.

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Continuing Independent Directors

Dr. Robert J. Froehlich was appointed as an independent director of the Company in October 2014. Dr. Froehlich was appointed as an independent director of Realty Finance Trust, Inc. (“RFT”) in January 2013 and has served as the lead independent director of RFT since December 2014. Dr. Froehlich has also served as an independent director of American Realty Capital Daily Net Asset Value Trust, Inc. (“ARC DNAV”) since November 2012 and as an independent director of Healthcare Trust, Inc. (“HTI”) since January 2013. Dr. Froehlich has over 35 years of experience in and around Wall Street. Dr. Froehlich was appointed in July 2009 to serve, and currently serves, as an independent director for a privately held company, Davidson Investment Advisors, Inc. Davidson Investment Advisors, Inc. manages over $1 billion in client assets. He began his career in the public sector from December 1975 to April 1978, as a budget analyst for the City of Dayton, Ohio, with a budget of $100 million. From May 1978 to February 1981, he served as the chief financial officer for Montgomery County, Ohio's Water & Sewer District with annual operating revenues of $75 million. In March 1981, he was appointed the first city manager for Beavercreek, Ohio, as one of the youngest city managers in Ohio, with an operating budget of $5 million. Dr. Froehlich served there until April 1985, when he transitioned to the private sector as a senior executive with Ernst & Whinney from May 1985 to September 1989, where he was responsible for a national practice that conducted financial feasibility studies and financial consulting to tax exempt entities. From October 1989 to January 1997, he held several senior executive roles at Van Kampen Merritt which after its merger with American Capital became Van Kampen American Capital, with over $50 billion in assets across 75 different mutual funds. Dr. Froehlich began there as the director of Municipal Research and left as the firm's first chief investment strategist. In February 1997, he then joined Kemper Funds, with $75 billion in assets among 50 different funds, as their vice chairman. In January 2001, he was appointed vice chairman of Scudder Investments, when Scudder Funds merged with Kemper Funds. Combined, they had assets of over $200 billion in 129 funds. In April 2002, when Deutsche Bank acquired Scudder Investments, Dr. Froehlich was named vice chairman of Deutsche Asset Management, a role he held until September 2009. In September 2009, until his retirement in April 2012, Dr. Froehlich was a senior executive with The Hartford Mutual Funds, where he also served as an officer of all 55 funds, with assets totaling $84 billion. Dr. Froehlich also served on the board of trustees of the University of Dayton from January 1998 to October 2008. While on the Board, he was on the executive committee and served as chairman of the investment committee, overseeing a $500 million endowment. From October 1989 to February 1997, he served as a director for McCarthy, Crisanti & Maffei, Inc., a privately held economic research firm with revenues of $75 million, and a wholly owned subsidiary of Xerox Financial Corporation. He received his Ph.D. from California Coast University in 1979, M.A. from Central Michigan in 1978, M.P.A. from the University of Dayton in 1976 and a B.A. from the University of Dayton in 1975. In 2008, he was awarded an Honorary Doctorate of Commercial Sciences from the board of trustees of Central Michigan University. We believe that Dr. Froehlich’s current experience as an independent director of ARC DNAV, RFT and HTI, his expertise in United States and global economics, global currencies and financial markets, public policy and politics and United States and global demographic trends makes him well qualified to serve on our board of directors.

Continuing Directors Also Serving as Executive Officers

Andrew Axelrod was appointed Chief Executive Officer and Executive Chairman of the Board of Directors of the Company on October 7, 2016 and is the Founder, Managing Partner and Portfolio Manager of Axar Master Fund Ltd. (“Axar”), an alternative investment manager with a focus on value-oriented and opportunistic investing with expertise across asset classes and industries in the United States and Canada. Prior to founding Axar in April 2015, Mr. Axelrod was a Partner and Co-Head of North American Investments for Mount Kellett Capital Management, a private investment organization with over seven billion dollars of assets under management, where he joined at the firm’s inception in January 2009 and worked at for over six years. Mr. Axelrod previous experience also includes roles at Kohlberg Kravis Roberts & Co. L.P. and The Goldman Sachs Group, Inc. Mr. Axelrod graduated magna cum laude with a B.S. in Economics from Duke University. The Company believes Mr. Axelrod is well-qualified to serve as a member of the Company’s board of directors and as an officer of the Company due to his business experience and contacts.

Executive Officers

Lionel Benichou was appointed Chief Financial Officer of the Company on October 7, 2016 and is the Director of Finance and Controller at Axar. Prior to joining Axar, Mr. Benichou was a Vice President at Altemis Capital Management, LLC, a spin-off from Credit Suisse Asset Management, where he was responsible for the management of multi-strategy hedge fund of funds portfolios from August 2013 to March 2015. Before his role at Altemis Capital Management, LLC, Mr. Benichou spent seven years at Credit Suisse in New York within the Asset Management Division. Mr. Benichou was a member of the Credit Suisse Hedge Fund Index team and his responsibilities included the middle office management of multi-strategy hedge fund of funds portfolios. Earlier in his career, Mr. Benichou was a senior financial analyst at PlusFunds Group Inc. in New York, a three billion dollar hedge fund managed account platform. Mr. Benichou holds an M.B.A in International Management from the European Business School in Paris, France.

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Yoav Wiegenfeld has served as the Company’s chief acquisitions officer since October 2014. Mr. Wiegenfeld has served as a managing director of the Company’s prior sponsor since June 2014. Prior to joining the Company’s sponsor, Mr. Wiegenfeld was employed by Barclays Capital (formerly Lehman Brothers), from September 2005 to June 2014, where he served as managing director in the investment banking division. At Barclays, Mr. Wiegenfeld led the origination and execution efforts of blind pool and permanent capital vehicles, as well as the development and marketing of various structured merger and acquisition (“M&A”) and capital markets transactions to investment banking clients. In this capacity, he worked on multiple capital raising and M&A transactions for acquisition companies and asset management companies. Mr. Wiegenfeld holds a B.A. in economics, an LL.B and an LL.M from Tel-Aviv University and an LL.M from the New York University School of Law.

Director Independence

NASDAQ listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the Company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the listing standards of NASDAQ. In addition, compensation committee members must also satisfy the independence criteria set forth under the listing standards of NASDAQ.

Our board of directors has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment and affiliations, our board of directors has determined that Ms. Perrotty and Messrs. Gong and Froehlich do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the listing standards of NASDAQ. In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Related Party Transactions.”

Board Leadership Structure and Role in Risk Oversight

Andrew Axelrod currently serves as our chief executive officer and chairman of our board of directors. As chief executive officer, Mr. Axelrod is responsible for our daily operations and implementing our business strategy. The decision whether to combine or separate these positions depends on what our board of directors deems to be in the long term interest of stockholders in light of prevailing circumstances. The board has deemed the current leadership structure to be appropriate given the Company’s limited business purpose of pursuing an initial business combination. Our board of directors believes the Company is well-served by the current leadership structure and that the combination or separation of these positions should continue to be considered on an ongoing basis. The board of directors may modify this structure to best address the Company’s circumstances for the benefit of its stockholders when appropriate.

The board is actively involved in overseeing our risk oversight processes. The board focuses on our general risk oversight strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to the board include consideration of the challenges and risks of our business, and the board and management actively engage in discussions on these topics. In addition, each of the board’s committees considers risk within its area of responsibility. For example, the audit committee provides oversight to legal and compliance matters and assesses the adequacy of our risk-related internal controls.

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Board Meetings and Committees

During our fiscal year ended December 31, 2015, the board of directors held eight meetings (including regularly scheduled and special meetings and action by written consent), and each director attended both meetings, which constitutes at least 75% of the aggregate of (i) the total number of meetings of our board of directors (held during the period for which he or she has been a director) and (ii) the total number of meetings held by all committees of our board of directors on which he or she served (during the periods that he served).

Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we encourage, but do not require, our directors to attend.

Our board of directors has established an audit committee and a compensation committee. The composition and responsibilities of each of the committees of our board of directors is described below. Members will serve on these committees until their resignation or until as otherwise determined by our board of directors. During our fiscal year ended December 31, 2015, our audit committee and our compensation committee held six formal meetings (including action by written consent).

Audit Committee

We established an audit committee of the board of directors prior to the consummation of our initial public offering. Ms. Perrotty and Messrs. Gong and Froehlich serve as members of our audit committee. Under the NASDAQ listing standards and applicable SEC rules, we are required to have three members of the audit committee, all of whom must be independent. Ms. Perrotty and Messrs. Gong and Froehlich are independent, as independence for audit committee members is defined in NASDAQ listing standards.

Each member of the audit committee is financially literate, and our board of directors has determined that Ms. Perrotty qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the audit committee. Responsibilities of the audit committee include:

•	the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•	pre-approving all audit and permitted non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•	reviewing and discussing with the independent auditors all relationships that the auditors have with us in order to evaluate their continued independence;

•	setting clear hiring policies for employees or former employees of the independent auditors;

•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•	obtaining a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•	reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

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Compensation Committee

We established a compensation committee of our board of directors prior to the consummation of our initial public offering. The members of our compensation committee are Ms. Perrotty and Messrs. Gong and Froehlich. Under the NASDAQ listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, both of whom must be independent. Ms. Perrotty and Messrs. Gong and Froehlich are independent, as independence for compensation committee members is defined in NASDAQ listing standards.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•	overseeing the Company’s compensation and employee benefit plans and practices, including its executive compensation plans relating to the compensation of the Company’s chief executive officer and other executive officers, and its incentive-compensation and equity-based plans;

•	reviewing and discussing with management the Company’s compensation discussion and analysis to be included in the Company’s annual proxy statement or annual report on Form 10-K filed with the SEC;

•	preparing the Compensation Committee Report as required by the rules of the SEC;

•	evaluating annually the appropriate level of compensation for board and committee service by non-employee directors;

•	considering the results of the most recent shareholder advisory vote on executive compensation as required by Section 14A of the Securities Exchange Act of 1934, as amended, and, to the extent the committee determines it appropriate to do so, taking such results into consideration in connection with the review and approval of compensation policies and executive officer compensation; and

•	reviewing compensation arrangements for the Company’s employees to evaluate whether incentive and other forms of pay encourage unnecessary or excessive risk taking, and reviewing and discussing, at least annually, the relationship between risk management policies and practices, corporate strategy and the Company’s compensation arrangements.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

Director Nominations

We do not have a standing nominating committee. In accordance with Rule 5605(e)(1) of the NASDAQ Rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who shall participate in the consideration and recommendation of director nominees are Ms. Perrotty and Messrs. Gong and Froehlich. In accordance with Rule 5605(e)(1)(A) of the NASDAQ Rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to the Board should follow the procedures set forth in Section 3.2 of our bylaws. Any nomination should be sent in writing to our Secretary at Axar Acquisition Corp., 1330 Avenue of the Americas — 6th Floor, New York, New York 10019. To be timely for our 2017 annual meeting of stockholders, our Secretary must receive the nomination no earlier than __________ and no later than __________.

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We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Code of Ethics and Audit and Compensation Committee Charters

We have adopted a Code of Ethics applicable to our directors, officers and employees. We have filed a copy of our Code of Ethics as an exhibit to the registration statement associated with our initial public offering. You can review this document by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K. Copies of our audit and compensation committee charters are included as annexes to the definitive proxy statement filed on November 2, 2015.

Communications with the Board of Directors

Interested parties wishing to communicate with our board of directors or with an individual member or members of our board of directors may do so by writing to our board of directors or to the particular member or members of our board of directors, and mailing the correspondence to our Secretary at 1330 Avenue of the Americas — 6th Floor, New York, New York 10019. Each communication should set forth (i) the name and address of the stockholder, as it appears on our books, and if the shares of our common stock are held by a nominee, the name and address of the beneficial owner of such shares, and (ii) the number of shares of our common stock that are owned of record by the record holder and beneficially by the beneficial owner.

Our Secretary, in consultation with appropriate members of our board of directors as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our board of directors, or if none is specified, to the Chairman of our board of directors.

Executive Officer and Director Compensation

None of our executive officers or directors has received any cash (or non-cash) compensation for services rendered to us. As described under “Related Party Transactions,” prior to the closing of our initial public offering, AR Capital, LLC sold 20,000 founder shares at their original purchase price to each of our independent directors. After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed business combination, because the directors of the post-combination business will be responsible for determining executive and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our board of directors is currently composed of four members. In accordance with our amended and restated certificate of incorporation, our board of directors is divided into three staggered classes of directors. At the Annual Meeting, two Class II directors will be elected for a three-year term to succeed the same class whose term is then expiring.

Each director’s term continues until the election and qualification of his or her successor, or such director’s earlier death, resignation, retirement, disqualification or removal. The classification of our board of directors may have the effect of delaying or preventing changes in control of our company.

Nominees

Our independent directors have recommended, and our board of directors has approved, David Gong and P. Sue Perrotty as nominees for election as Class II directors at the Annual Meeting. If elected, Mr. Gong and Ms. Perrotty will serve as Class II directors until the 2019 annual meeting of stockholders and until his or her successor is duly elected and qualified. Mr. Gong and Ms. Perrotty are currently directors of the Company. For information concerning the nominee, please see the section titled “Board of Directors, Executive Officers and Corporate Governance.”

We expect that Mr. Gong and Ms. Perrotty will accept such nomination; however, in the event that Mr. Gong and/or Ms. Perrotty are unable or decline to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by our board of directors to fill such vacancy. If you are a street name stockholder and you do not give voting instructions to your broker or nominee, your broker will leave your shares unvoted on this matter.

Vote Required

The election of directors requires a plurality vote of the shares of our common stock cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. Broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE NOMINEES NAMED ABOVE.

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

During our fiscal year ended December 31, 2015, KPMG LLP (“KPMG”), served as our independent registered public accounting firm. The audit report of KPMG on the Company’s financial statements for the year ended December 31, 2015 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from July 25, 2014 (the date of the Company’s inception) through December 31, 2015, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in their report on the Company’s financial statements for such year. During the period from July 25, 2014 (the date of the Company’s inception) through December 31, 2015 there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

On November 10, 2016, following the change to our sponsor and management team, the Audit Committee of the Board of Directors appointed WithumSmith+Brown as the independent registered public accounting firm to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2016. Notwithstanding the appointment of WithumSmith+Brown, and even if our stockholders ratify the appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our audit committee believes that such a change would be in the best interests of the Company and its stockholders. At the Annual Meeting, our stockholders are being asked to ratify the appointment of WithumSmith+Brown as our independent registered public accounting firm for our fiscal year ending December 31, 2016. Our audit committee is submitting the appointment of WithumSmith+Brown to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of WithumSmith+Brown will be available by telephone at the Annual Meeting to respond to appropriate questions from our stockholders.

If our stockholders do not ratify the appointment of WithumSmith+Brown, our board of directors may reconsider the appointment.

Fees Paid to the Independent Registered Public Accounting Firm

Aggregate fees for professional services rendered by KPMG for and during the year ended December 31, 2015 were as follows.

Audit Fees

For the year ended December 31, 2015 and for the period from July 25, 2014 (inception) to December 31, 2014, fees paid or payable for our independent registered public accounting firm were approximately $115,000 and $50,000, respectively for the services it performed in connection with our Form 10-K and our initial public offering, including our interim reviews.

Audit Related Fees

For the year ended December 31, 2015 and for the period from July 25, 2014 (inception) to December 31, 2014, fees paid or payable for our independent registered public accounting firm were approximately $0 and $68,800, respectively for the services it performed in connection with the review of our registration statement on Form S-1 and amendments thereto, comfort letters and consents.

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Tax Fees

We have not incurred any fees for tax services with relation to KPMG for the period from July 25, 2014 (date of inception) to December 31, 2015.

All Other Fees

There were no other fees billed for the period from July 25, 2014 (date of inception) to December 31, 2015.

Auditor Independence

In our fiscal year ended December 31, 2015, there were no other professional services provided by KPMG, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of KPMG.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our audit committee is required to pre-approve all audit and non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair the independent registered public accounting firm’s independence.

Vote Required

The ratification of the appointment of WithumSmith+Brown requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal, and broker non-votes will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF WITHUMSMITH+BROWN.

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PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO DECREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

On __________, 2016, our Board of Directors approved, and is asking the stockholders to approve, an amendment to our amended and restated certificate of incorporation to reduce the number of shares of common stock authorized for issuance by 360,000,000 shares, from 400,000,000 shares to 19,000,000 shares (the “Share Decrease”). The number of shares of Preferred Stock authorized for issuance under our Certification of Incorporation would remain unchanged at 1,000,000 shares.

As a Delaware corporation, we are required to pay Delaware franchise tax. Delaware franchise tax is calculated based upon several variables, including a company’s number of total outstanding shares as compared to the company’s number of authorized shares of capital stock. The greater the difference between the number of shares outstanding and the number of shares authorized, the greater the tax liability. Our amended and restated certificate of incorporation currently authorizes the issuance of up to 400,000,000 shares of our common stock. The currently authorized 400,000,000 shares of our common stock greatly exceeds the approximately 28.4 million shares outstanding as of November 14, 2016. In order to reduce our Delaware franchise tax liability, our board of directors has determined that it is in our best interest and that of our stockholders to amend our amended and restated certificate of incorporation to decrease the number of authorized shares of our common stock from 400,000,000 shares to 19,000,000 shares. Subject to changes in the franchise tax rates by Delaware, we believe this proposed amendment of our amended and restated certificate of incorporation will result in annual Delaware franchise tax savings in the future.

If our stockholders approve this proposal, our board of directors intends to file a second amendment to our amended and restated certificate of incorporation with the Secretary of State of the State of Delaware to decrease the number of authorized shares of our common stock immediately following stockholder approval. If this proposal is not approved by our stockholders, our amended and restated certificate of incorporation will continue as currently in effect.

As of November 14, 2016, 8,506,111 shares of our common stock are issued and outstanding, and 391,493,889 shares remain available for future issuance.

After evaluating the number of authorized shares of common stock issued and outstanding and the number reserved for issuance, our Board of Directors believes that it is prudent to decrease the authorized number of shares of our common stock from 400,000,000 shares to 19,000,000 shares in order to reduce our Delaware tax liability. The proposed Share Decrease will not change the number of shares of common stock outstanding, nor will it have any immediate effect or change to the rights of current holders of the Company’s common stock or their percentage voting or ownership interest of the Company. The Share Decrease will not change the par value of the common stock. The Share Decrease does not change the number of shares of preferred stock that the Company is authorized to issue. However, the Company expects that the decrease in authorized shares of common stock may reduce future Delaware franchise tax obligations.

The full text of the proposed second amendment to amended and restated certificate of incorporation to effect the Share Decrease is set forth in Annex A to this Proxy Statement. If the proposed amendment is approved, the Company will cause a certificate of amendment to the Company’s amended and restated certificate of incorporation to be filed with the Delaware Secretary of State as soon as practicable following stockholder approval. The proposed second amendment to the amended and restated certificate of incorporation will become effective upon filing of the second amendment to the amended and restated certificate of incorporation with the Delaware Secretary of State without any further action on the part of the stockholders. However, even if our stockholders approve the proposed second amendment to the Company’s amended and restated certificate of incorporation, the Company reserves the right not to effect the Share Decrease if, in the opinion of the Board of Directors, it would not be in the best interests of the Company and its stockholders.

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Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for approval of the Share Decrease described above. As a result, abstentions and broker non-votes will have the same effect as voting against the proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT TO DECREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Auditing Standards No. 16, Communications with Audit Committees. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the Public Company Accounting Oversight Board regarding our independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by:

Audit Committee of the Board of Directors

P. Sue Perrotty, Chair

David Gong

Dr. Robert J. Froehlich

The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of November 14, 2016

•	each person known by us to be the beneficial owner of more than 5% of our outstanding 8,506,111 shares of common stock;

•	each of our officers and directors; and

•	all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
Axar Management, LP (2)	5,947,827	69.9%
Andrew Axelrod(2)	5,947,827	69.9%
Lionel Benichou	—	—
Yoav Wiegenfeld	—	—
David Gong(3)	17,391	*
P. Sue Perrotty(3)	17,391	*
Dr. Robert J. Froehlich(3)	17,391	*
Al directors and executive officers as a group (seven individuals)	6,000,000	70.5%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o 1330 Avenue of the Americas, Sixth Floor, New York, New York 10019.

(2)	Our sponsor is controlled by Andrew Axelrod. Accordingly, he may be deemed to share beneficial ownership of such shares.

(3)	David Gong, P. Sue Perrotty and Dr. Robert J. Froehlich, respectively, hold 17,391 Founder Shares.

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RELATED PARTY TRANSACTIONS

Founder Shares

On August 1, 2014, AR Capital, LLC (“ARC”), our former sponsor, purchased 8,625,000 shares of common stock (the “Founder Shares”) for $25,000, or approximately $0.003 per share. On October 1, 2014, ARC returned to the Company, at no cost, an aggregate of 1,725,000 founder shares, which were cancelled. Thereafter, ARC sold 20,000 founder shares at their original purchase price to each of P. Sue Perrotty, David Gong and Dr. Robert J. Froehlich, the Company’s independent directors.

On December 4, 2014, as a result of the underwriters' election not to exercise the over-allotment option in connection with the initial public offering, our initial stockholders forfeited an aggregate of 900,000 Founder Shares, consisting of a forfeiture of 2,609 Founder Shares by each of David Gong, P. Sue Perrotty and Dr. Robert J. Froehlich, and a forfeiture of 892,173 Founder Shares by ARC. As a result of the forfeiture, ARC held 5,947,827 Founder Shares, and each of David Gong, P. Sue Perrotty and Dr. Robert J. Froehlich held 17,391 Founder Shares, so that there were 6,000,000 Founder Shares outstanding.

The Founder Shares have been placed into an escrow account maintained in New York, New York by Continental Stock Transfer & Trust Company, acting as escrow agent. Subject to certain limited exceptions, these shares will not be transferred, assigned or sold until released from escrow on the date that is one year after the date of the consummation of the Company’s initial business combination or earlier if, subsequent to the Company’s business combination, (i) the last sale price of the Company’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination or (ii) the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Rights — The Founder Shares are identical to the Public Shares, except that (i) the Founder Shares are subject to certain transfer restrictions, as described in the prospectus associated with the initial public offering (the “Prospectus”), (ii) all of the initial stockholders have agreed to waive their redemption rights with respect to their Founder Shares and Public Shares in connection with the completion of an initial business combination and (iii) all of the initial stockholders have agreed to waive their rights to liquidating distributions from the trust account established for the benefit of the Company’s public stockholders with respect to their Founder Shares if the Company fails to complete an initial business combination by (i) October 1, 2017 or (ii) if prior to October 1, 2017, the Company publicly discloses that an extension past October 1, 2017 will not prevent the Company from maintaining the listing of its securities on The Nasdaq Capital Market, December 31, 2017, but has not completed the initial business combination by such date, although they will be entitled to liquidating distributions from the trust account with respect to any Public Shares that they hold if the Company fails to complete an initial business combination within the prescribed time frame.

Voting — If the Company seeks stockholder approval of an initial business combination, the initial stockholders have agreed to vote their Founder Shares and any Public Shares purchased during or after the Company’s initial public offering in favor of the business combination.

Liquidation — Although the initial stockholders and their permitted transferees will waive their redemption rights with respect to the Founder Shares if the Company fails to complete a Business Combination within the prescribed time frame, they will be entitled to redemption rights with respect to any Public Shares that they may own.

Private Placement Warrants

On October 7, 2014, ARC purchased from the Company an aggregate of 6,550,000 warrants at a price of $1.00 per warrant (a purchase price of $6,550,000), in a private placement that occurred simultaneously with the completion of the Company’s initial public offering (the “Private Placement Warrants”). Each Private Placement Warrant entitles the holder to purchase one share of common stock at $11.50 per share. A portion of the purchase price of the Private Placement Warrants was added to the proceeds from the initial public offering held in the trust account pending completion of an initial business combination.

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The Private Placement Warrants (including the common stock issuable upon exercise of the Private Placement Warrants) will not be transferable, assignable or salable until 30 days after the completion of an initial business combination, and they will be non-redeemable so long as they are held by the initial purchasers of the Private Placement Warrants or their permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers of the Private Placement Warrants or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the warrants included in the units that were sold in the Company’s initial public offering. Otherwise, the Private Placement Warrants have terms and provisions that are identical to those of the warrants sold as part of the units in the Company’s initial public offering and have no net cash settlement provisions.

If the Company does not complete an initial business combination, then the proceeds from the sale of the Private Placement Warrants will be part of the liquidating distribution to the public stockholders and the Private Placement Warrants will expire worthless.

Registration Rights

The holders of the Founder Shares and Private Placement Warrants hold registration rights to require the Company to register the sale of any of the securities held by them pursuant to a registration rights agreement. The holders of these securities will be entitled to make up to three demands, excluding short form demands, that the Company register such securities for sale under the Securities Act of 1933, as amended. In addition, these stockholders will have “piggy-back” registration rights to include their securities in other registration statements filed by the Company. The Company will bear the costs and expenses of filing any such registration statements.

New Sponsor Loan

Effective October 7, 2016, Axar, our new sponsor, agreed to lend the Company on January 1, 2017 and on the first business day of each of the following three fiscal quarters commencing thereafter (or, if the date by which the Company must liquidate its trust account if it does not complete a business combination date is October 1, 2017, the following two fiscal quarters commencing thereafter) approximately $125,300 (the “Trust Loans”), which amounts will be deposited in the Trust Account. Axar has also agreed to lend the Company up to $2 million for working capital and other expenses (together with the Trust Loans, the “Loans”). The Loans will be non-interest bearing and repayable by the Company to the Sponsor upon consummation of an initial business combination.

Related Party Policy

Prior to the consummation of our initial public offering, we adopted a code of ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our board of directors (or the appropriate committee of our board) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the Company. A form of the code of ethics that we adopted prior to the consummation of our initial public offering was filed as an exhibit to the registration statement associated with our initial public offering.

In addition, our audit committee, pursuant to a written charter that we adopted prior to the consummation of our initial public offering, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present is required in order to approve a related party transaction. A majority of the members of the entire audit committee will constitute a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee will be required to approve a related party transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

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These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of our sponsor, officers or directors unless we, or a committee of independent directors, have obtained an opinion from an independent investment banking firm which is a member of FINRA that our initial business combination is fair to our company from a financial point of view. Furthermore, no finder’s fees, reimbursements or cash payments will be made to our sponsor, officers or directors, or our or their affiliates, for services rendered to us prior to or in connection with the completion of our initial business combination, other than the following payments, none of which will be made from the proceeds of this offering held in the trust account prior to the completion of our initial business combination:

•	Repayment of Trust Loans and working capital loans made to us by Axar;

•	Repayment of loans which may be made by the Sponsor or an affiliate of our sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial business combination, the terms of which have not been determined nor have any written agreements been executed with respect thereto.

Our audit committee will review on a quarterly basis all payments that were made to Axar, officers or directors, or our or their affiliates.

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OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based solely on a review of the copies of such forms furnished to us, or written representations that no Forms 5 were required, we believe that, during the year ended December 31, 2015, all Section 16(a) filing requirements applicable to our executive officers and directors were complied with.

Fiscal Year 2015 Annual Report and SEC Filings

Our financial statements for our fiscal year ended December 31, 2015 are included in our Annual Report on Form 10-K. This proxy statement and our Annual Report on Form 10-K are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report on Form 10-K without charge by sending a written request to our Secretary at 1330 Avenue of the Americas — 6th Floor, New York, New York 10019.

* * *

The board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons designated as proxies by our board of directors will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to authorize a proxy to vote your shares electronically via the Internet, by telephone or by completing and returning the proxy card if you requested paper copies of our proxy materials.

THE BOARD OF DIRECTORS

New York, New York

__________, 2016

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Annex A

FORM OF SECOND AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

AXAR ACQUISITION CORP.

Pursuant to Section 242 of the

Delaware General Corporation Law

The undersigned, being a duly authorized officer of AXAR ACQUISITION CORP. (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is “Axar Acquisition Corp.”

2.	The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on July 25, 2014, an Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on October 1, 2014, and an amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on October 7, 2016.

3.	This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

4.	This Second Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of a majority of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Sections 242 of the General Corporation Law of the State of Delaware (the “GCL”).

5.	The text of Section 4.1 is hereby amended and restated to read in full as follows:

“The total number of shares of all classes of capital stock which the Corporation is authorized to issue is 20,000,000 shares, consisting of 19,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), and 1,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).

IN WITNESS WHEREOF, I have signed this Second Amendment to the Amended and Restated Certificate of Incorporation this _____ day of ____________.

By:
Name:
Title:

A-1

Preliminary, Subject to Completion

AXAR ACQUISITION CORP.

P R O X Y

The undersigned hereby appoints Lionel Benichou, as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of Axar Acquisition Corp. (the "Company") held of record by the undersigned at the close of business on November 25, 2016, at the Annual Meeting of Stockholders to be held at the offices of Winston & Strawn LLP at 200 Park Avenue, New York, New York 10166 on [ ], 2016 at [ ] a.m. local time, or at any adjournments or postponements thereof (the "Annual Meeting") and authorizes and instructs said proxy to vote in the manner directed below.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3. IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS OF THE ANNUAL MEETING.

IF YOUR SHARES ARE HELD IN AN ACCOUNT AT A BROKERAGE FIRM OR BANK, YOU MUST INSTRUCT YOUR BROKER OR BANK ON HOW TO VOTE YOUR SHARES. IF YOU DO NOT PROVIDE SUCH INSTRUCTIONS, YOUR SHARES WILL NOT BE VOTED ON ANY OF THE PROPOSALS.

IMPORTANT: TO BE SIGNED AND DATED ON THE REVERSE SIDE

Please mark vote as indicated in this example **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

At the Annual Meeting of stockholders, our stockholders will be asked to consider and vote upon the following three proposals:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Dated:______________________________, 2016

____

Stockholder's Signature

____

Stockholder's Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, each joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.